SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2006
QUESTCOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California (Address of Principal Executive Offices)		94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K is furnished by Questcor Pharmaceuticals, Inc., a California corporation (the “Company”), in connection with the matters described herein.
Item 2.02. Results of Operations and Financial Condition.
     On March 9, 2006, the Company announced via conference call its results for the quarter and year ended December 31, 2005. A copy of the transcript of the Company’s conference call is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Transcript of conference call furnished by Questcor Pharmaceuticals, Inc. dated March 9, 2006, relating to the Company’s results for the quarter and year ended December 31, 2005, referred to in Item 2.02 above.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2006	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ JAMES L. FARES
James L. Fares
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call furnished by Questcor Pharmaceuticals, Inc. dated March 9, 2006, relating to the Company’s results for the quarter and year ended December 31, 2005.